ZTIF P-1 06/10

SUPPLEMENT DATED JUNE 30, 2010

TO THE PROSPECTUS DATED MAY 1, 2010

OF

TEMPLETON INSTITUTIONAL FUNDS

(Emerging Markets Series, Foreign Equity Series, Foreign Smaller Companies Series and Global Equity Series)

The prospectus is amended as follows:

I. For the Foreign Smaller Companies Series, the “Performance – Average Annual Total Returns” table under Fund Summaries on page 19 is replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2009

	1 Year	5 Years	Since Inception 10/21/2002
Foreign Smaller Companies Series
Return Before Taxes	68.04%	8.07%	14.99%
Return After Taxes on Distributions	68.01%	6.34%	13.54%
Return After Taxes on Distributions and Sale of Fund Shares	44.68%	6.78%	13.14%
MSCI All Country (AC) World Index ex-U.S. Small Cap (index reflects no deduction for fees, expenses or taxes)1	63.50%	7.31%	16.64%
S&P Global ex-U.S. <$2 billion Index (index reflects no deduction for fees, expenses or taxes)1	63.24%	8.00%	17.27%

1. The MSCI All Country (AC) World Index ex-U.S. Small Cap is replacing the S&P Global ex-U.S. Index as the Fund’s primary benchmark because it better represents the Fund’s portfolio composition.

MSCI All Country (AC) World Index ex-U.S. Small Cap is a free float-adjusted, market capitalization-weighted index that is designed to measure the performance of small cap equity securities of global developed and emerging markets, excluding the United States. The index is unmanaged and includes reinvested dividends. (Source © 2009 Morningstar.)

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Please keep this supplement for future reference.